UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 3, 2026

W&T Offshore, Inc.
(Exact name of registrant as specified in its charter)

1-32414
(Commission File Number)
Texas		72-1121985
(State or Other Jurisdiction of Incorporation)		(IRS Employer Identification No.)

5718 Westheimer Road, Suite 700 Houston, Texas 77057
(Address of Principal Executive Offices)

713.626.8525
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.00001	WTI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers

On June 3, 2026, W&T Offshore, Inc. (the “Company”) held the 2026 annual meeting of shareholders (the “Annual Meeting”) virtually. During the Annual Meeting, shareholders voted to approve an amendment (the “Amendment”) to the Company’s 2023 Incentive Compensation Plan (the “Plan”) to increase the number of shares of the Company’s common stock available for issuance under the Plan from 10,000,000 to 22,000,000.

A description of the material terms of the Amendment was included under the heading “Proposal No. 4 — Amendment to the Incentive Compensation Plan to Increase the Company’s Number of Shares Available for Issuance” in the Company's Definitive Proxy Statement on Schedule 14A filed with the SEC on April 23, 2026 (the “Proxy Statement”). With both shareholder approval of the Amendment and prior approval by the Company’s Board of Directors, the number of shares available for issuance under the Plan, as amended by the Amendment, increased by 12,000,000 shares of common stock.

The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

The proposals voted upon at the Annual Meeting and the final voting results are indicated below. For additional information on these proposals, please see the Company’s Proxy Statement.

Proposal 1: To elect six directors to hold office until the 2027 Annual Meeting of Shareholders and until their successors are duly elected and qualified. All nominees were elected by the votes indicated.

Nominee	For	Withheld	Broker Non-Votes
Ms. Virginia Boulet	90,936,514	1,898,853	26,334,136
Mr. John D. Buchanan	91,749,521	1,085,846	26,334,136
Dr. Nancy Chang	91,032,489	1,802,878	26,334,136
Mr. Daniel O. Conwill IV	89,060,071	3,775,296	26,334,136
Mr. Tracy W. Krohn	91,586,957	1,248,410	26,334,136
Mr. B. Frank Stanley	91,078,875	1,756,492	26,334,136

Proposal 2: To approve, on an advisory basis, the compensation of the Company’s named executive officers. The proposal was approved by the votes indicated.

For	Against	Abstentions	Broker Non-Votes
82,526,156	10,207,396	101,815	26,334,136

Proposal 3: To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accountants for the year ending December 31, 2026. The proposal was approved by the votes indicated.

For	Against	Abstentions
118,090,955	516,304	562,244

Proposal 4: To amend the Plan to increase the Company’s number of shares of the Company’s common stock available for issuance thereunder from 10,000,000 to 22,000,000. The proposal was approved by the votes indicated.

For	Against	Abstentions	Broker Non-Votes
75,403,085	17,404,719	27,563	26,334,136

Item 9.01	Financial Statements and Exhibits

Exhibit No.Description

10.1Amendment No. 1 to the W&T Offshore, Inc. 2023 Incentive Compensation Plan

104Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

W&T OFFSHORE, INC. (Registrant)

Dated: June 4, 2026	By:	/s/ Sameer Parasnis
	Name:	Sameer Parasnis
	Title:	Executive Vice President and Chief Financial Officer